Schedule 10.22
Secured Parties

1. PFK Acquisition Group, LLC became a party to the Security Agreement as of February 21, 2006.

2. Alfred F. Bracher, III became a party to the Security Agreement as of February 14, 2006.

3. Howard Goldberg became a party to the Security Agreement as of March 13, 2006.

4. Real Path, Inc. became a party to the Security Agreement as of February 14, 2006.

5. Robert Schachter Trust, Diane Schachter, Trustee became a party to the Security Agreement as of February 7, 2006.

6. Harvey Goldberg became a party to the Security Agreement as of March 24, 2006.

7. Larry Chimerine became a party to the Security Agreement as of March 21, 2006.

8. Nob Hill Capital Partners, LP became a party to the Security Agreement as of February 13, 2006.

9. Nob Hill Capital Associates, LP became a party to the Security Agreement as of July 30, 2006

10. Nicolette Consulting Group Limited became a party to the Security Agreement as of August 10, 2006.

11. PFK Acquisition Group II, LLC became a party to the Security Agreement as of June 28, 2006.